SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

ACCELPATH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

352A Christopher Avenue, Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

352A Christopher Avenue, Gaithersburg, MD 20879

(Mailing Address)

(301) 767-2810

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 24, 2012, AccelPath, Inc. (“AccelPath” or the “Company”) filed a Current Report on Form 8-K to report its acquisition of Digipath Solutions, LLC, a Texas limited liability company (“Digipath”). The Company indicated that it would file the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b), respectively, no later than the date required by Item 9.01 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide such financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired

The audited financial statements of Digipath as of and for the year and period ended June 30, 2012 and 2011 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)

Pro Forma Financial Information

The unaudited condensed pro forma balance sheet of AccelPath as of June 30, 2012 and the unaudited condensed pro forma statement of operations for the year ended June 30, 2012 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)

Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Equity Purchase Agreement, dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy		8-K	September 24, 2012	2.1
4.1	Series G Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 18, 2012		8-K	September 24, 2012	4.1
10.1	Loan Agreement dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy		8-K	September 24, 2012	10.1
10.2	Promissory Note dated as of September 18, 2012 payable to Rishi Reddy		8-K	September 24, 2012	10.2
23.1	Consent of Karlins Ramey and Tompkins LLC	x
99.1	Audited financial statements of Digipath as of June 30, 2012 and 2011	x
99.2	Unaudited pro forma condensed financial information of the Company and its subsidiaries as of and for the year ended June 30, 2012	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Date:  November 13, 2012

Exhibit Index

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Equity Purchase Agreement, dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy		8-K	September 24, 2012	2.1
4.1	Series G Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 18, 2012		8-K	September 24, 2012	4.1
10.1	Loan Agreement dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy		8-K	September 24, 2012	10.1
10.2	Promissory Note dated as of September 18, 2012 payable to Rishi Reddy		8-K	September 24, 2012	10.2
23.1	Consent of Karlins Ramey and Tompkins LLC	x
99.1	Audited financial statements of Digipath as of June 30, 2012 and 2011	x
99.2	Unaudited pro forma condensed financial information of the Company and its subsidiaries as of and for the year ended June 30, 2012	x